                                        Southern California Edison Company

               $150,000,000 Floating Rate First and Refunding Mortgage Bonds, Series 2004H Due 2007

                                              Underwriting Agreement

                                                                                                 New York, New York

                                                                                                   December 6, 2004

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  Southern  California  Edison  Company,  a  corporation  organized  under the laws of the State of
California  (the  "Company"),  proposes  to sell to the  several  underwriters  named in  Schedule  I  hereto  (the
"Underwriters"), for whom you (the "Representatives") are acting as representatives,  $150,000,000 principal amount of its Floating Rate First and Refunding Mortgage Bonds,  Series 2004H, Due 2007 (the  "Securities"),  to be issued under the One Hundred Fourth  Supplemental  Indenture (the "Supplemental  Indenture") to be dated as of December 6,
2004,  to a Trust  Indenture  dated as of  October 1, 1923 (the  "Trust  Indenture"  and,  as  supplemented  by the
Supplemental  Indenture,  the  "Indenture")  between the Company and The Bank of New York,  as  successor to Harris
Trust and Savings  Bank,  and D.G.  Donovan,  as successor  trustee to  Pacific-Southwest  Trust & Savings Bank, as trustees  (the  "Trustees").  To the extent there are no  additional  Underwriters  listed on Schedule I other than you, the term  Representatives as used herein shall mean you, as Underwriters,  and the terms  Representatives  and
Underwriters  shall mean  either the  singular  or plural as the  context  requires.  Any  reference  herein to the
Registration  Statement,  a Preliminary  Prospectus or the  Prospectus  shall be deemed to refer to and include the documents  incorporated  by reference  therein  pursuant to Item 12 of Form S-3 which were filed under the Exchange
Act on or  before  the  Effective  Date of the  Registration  Statement  or the  issue  date  of  such  Preliminary
Prospectus  or the  Prospectus,  as the case may be; and any  reference  herein to the terms  amend,  amendment  or supplement  with respect to the  Registration  Statement,  any  Preliminary  Prospectus or the Prospectus  shall be deemed to refer to and include the filing of any document  under the Exchange Act after the  Effective  Date of the
Registration  Statement,  or the issue date of any Preliminary  Prospectus or the  Prospectus,  as the case may be, deemed to be incorporated therein by reference.  Certain terms used herein are defined in Section 17 hereof.

1.       Representations  and  Warranties.   The  Company  represents  and  warrants  to,  and  agrees  with,  each
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Underwriter as set forth below in this Section 1.

(a)      The Company meets the  requirements  for use of Form S-3 under the Act and has prepared and filed with the
         Commission  a  registration   statement  (file  number  333-109764)  on  Form S-3,   including  a  related
         preliminary  prospectus,  for registration  under the Act of the offering and sale of the Securities.  The
         Company may have filed

                  one or more amendments  thereto,  including a related preliminary  prospectus,  each of which has previously  been  furnished to you. The Company will next file with the  Commission  one of the following:
         either  (1) prior  to the  Effective  Date of such  registration  statement,  a further  amendment to such registration  statement,  including the form of final  prospectus or (2) after the Effective  Date of such registration  statement,  a final  prospectus  in  accordance  with Rules 430A and 424(b).  In the case of clause (2),  the Company has included in such  registration  statement,  as amended at the Effective Date, all  information  (other than Rule 430A  Information)  required by the Act and the rules  thereunder to be included in such  registration  statement and the Prospectus.  As filed,  such amendment and form of final prospectus,  or such final prospectus,  shall contain all Rule 430A  Information,  together with all other such  required  information,  and,  except to the extent the  Representatives  shall agree in writing to a modification,  shall be in all  substantive  respects in the form  furnished to you prior to the Execution
         Time or, to the extent not completed at the Execution  Time,  shall contain only such specific  additional information  and other  changes  (beyond  that  contained  in the latest  Preliminary  Prospectus)  as the
         Company has advised you, prior to the Execution Time, will be included or made therein.

(b)      On the Effective  Date,  the  Registration  Statement did or will,  and when the Prospectus is first filed
         (if required) in accordance with Rule 424(b) and on the Closing Date (as defined  herein),  the Prospectus
         (and any supplements  thereto) will, comply in all material  respects with the applicable  requirements of the Act,  the  Exchange  Act and the Trust  Indenture  Act and the  respective  rules  thereunder;  on the
         Effective  Date and at the  Execution  Time,  the  Registration  Statement did not or will not contain any untrue  statement of a material fact or omit to state any material  fact required to be stated  therein or necessary  in order to make the  statements  therein  not  misleading;  on the  Effective  Date and on the
         Closing Date the Indenture did or will comply in all material  respects with the  applicable  requirements of the Trust Indenture Act and the rules  thereunder;  and, on the Effective Date, the Prospectus,  if not
         filed  pursuant to Rule  424(b),  will not,  and on the date of any filing  pursuant to Rule 424(b) and on the Closing Date, the  Prospectus  (together  with any  supplement  thereto) will not,  include any untrue statement of a material  fact or omit to state a material fact  necessary in order to make the  statements therein,  in the  light of the  circumstances  under  which  they were  made,  not  misleading;  provided, however,  that the Company makes no  representations or warranties as to (i) that part of the Registration
         Statement  which shall  constitute the Statement of  Eligibility  and  Qualification  (Form T-1) under the
         Trust  Indenture  Act  of  the  Trustees  or  (ii) the  information  contained  in  or  omitted  from  the
         Registration  Statement,  or the Prospectus (or any supplement thereto) in reliance upon and in conformity with  information  furnished  in writing to the  Company by or on behalf of any  Underwriter  through  the
         Representatives  specifically  for  inclusion  in the  Registration  Statement or the  Prospectus  (or any
         supplement thereto).

(c)      The  Company  is not  and,  after  giving  effect  to the  offering  and  sale of the  Securities  and the application of the proceeds  thereof as described in the Prospectus,  will not be an "investment  company"
         as defined in the Investment Company Act of 1940, as amended.

(d)      The  Company  has been  duly  incorporated  and is  validly  existing  as a  corporation  in good standing  under the laws of the State of  California  with full  corporate  power and  authority to own or lease,  as the case may be, and to operate its  properties  and conduct its  business as  described in the
         Prospectus,  and is duly qualified to do business as a foreign  corporation  and is in good standing under the laws of each jurisdiction that requires such qualification.

(e)      There is no  franchise,  contract  or other  document  of a  character  required  to be  described  in the
         Registration  Statement or  Prospectus,  or to be filed as an exhibit  thereto,  which is not described or filed as required;  and the statements in the Prospectus under the heading "Summary-- Southern  California
         Edison  Company"  and  the  statements  incorporated  into  the  Prospectus  from  the  sections  entitled
         "Regulation" and  "Environmental  Matters" in the Company's Annual Report on Form 10-K for the fiscal year ended  December 31, 2003 (the "Form 10-K"),  as  supplemented  by  information  contained in the Company's subsequent  Quarterly  Reports on Form 10-Q and Current Reports on Form 8-K, which are  incorporated  into the Prospectus, fairly summarize the matters therein described in all material respects.

(f)      This Agreement has been duly authorized, executed and delivered by the Company.

(g)      The Securities and the Indenture  conform in all material  respects to the description  thereof  contained in the  Prospectus;  each of the Trust Indenture and the  Supplemental  Indenture has been duly authorized by the Company and,  assuming due  authorization,  execution  and delivery  thereof by the  Trustees,  the
         Trust  Indenture  constitutes  and, as  supplemented  by the  Supplemental  Indenture  when  executed  and delivered by the Company,  will constitute a legal, valid, and binding instrument  enforceable against the
         Company  in  accordance  with its  terms  (subject,  as to  enforcement  of  remedies,  to (A)  applicable
         bankruptcy,  fraudulent  conveyance,   fraudulent  transfer,   reorganization,   insolvency,   moratorium,
         equitable  subordination or other laws affecting  creditors'  rights generally from time to time in effect and to general  principles  of  equity,  (B) the terms of the  franchises,  licenses,  easements,  leases, permits,  contracts and other instruments under which the mortgaged  property is held or operated,  (C) as to its enforceability in respect of the Company's  interest in nuclear energy  facilities,  the provisions of the Atomic Energy Act of 1954 and regulations  thereunder,  (D) as to its  enforceability in respect of the interest of the Company in the Four Corners  Generating  Station and the easement and lease  therefor, to possible defects in title,  including  possible  conflicting  grants or encumbrances not  ascertainable because of the absence of or  inadequacies  in the  applicable  recording law and the record system of the
         Bureau of Indian  Affairs and the Navajo  Nation,  to the  possible  inability of the Company to resort to legal process to enforce its rights  against the Navajo Nation without  Congressional  consent and, in the case of the  Company's  lease,  to possible  impairment or  termination  under  certain  circumstances  by
         Congress or the  Secretary of the Interior and (E) such other liens,  prior rights and  encumbrances  none of which (with the possible  exception  of the matter  referred to in clause (D) above),  with  immaterial exceptions,  affects from a legal standpoint the security for the Securities,  the ability of the Trustees to foreclose on the property subject to the liens created by the Indenture or the Company's right to use such  properties in its business);  the Securities  have been duly and validly  authorized,  and, when issued and delivered to and paid for by the  Underwriters  pursuant to this Agreement,  will be fully paid and nonassessable.

(h)      No consent, approval,  authorization,  filing with or order of any court or governmental agency or body is required in connection with the transactions  contemplated  herein,  except such as have been obtained (i)
         under the Act, (ii) from the  California  Public  Utilities  Commission  and (iii) such as may be required under the blue sky laws of any  jurisdiction  in  connection  with the  purchase and  distribution  of the
         Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

(i)      All such  filings,  recordings,  indexings  and  postings to  geographical  indexes  have been made in (x)
         county real estate  records or offices of county  recorders,  (y) Federal and State  offices,  bureaus and agencies and (z) offices of the Navajo Nation as are necessary under  applicable law to perfect,  preserve and protect the lien created by the  Indenture  or ensure that such  filings,  recordations,  postings and indexings are fully effective to give constructive  notice,  constructive  knowledge or implied notice, as
         applicable,   of  such  lien  and  the  property  subject  thereto  to  all  purchasers,   mortgagees  and
         encumbrancers  of such property  (other than  after-acquired  property) who become such  subsequent to the date of such recording, filing, posting or indexing.

(j)      The Indenture will  constitute a legally valid first lien or charge,  to the extent that it purports to be such,  on  substantially  all of the  property  now owned by the  Company to the extent and subject to the exceptions,  defects,  qualifications  and other matters set forth or referred to in the  Prospectus or in
         Section 1(g) of this Agreement,  and to such other matters that do not materially  affect the security for the Securities.

(k)      Neither  the issue  and sale of the  Securities  nor the  consummation  of any  other of the  transactions herein  contemplated  nor the  fulfillment of the terms hereof will conflict  with,  result in a breach or violation  of,  or  imposition  of any lien,  charge or  encumbrance  upon any  property  or assets of the
         Company  pursuant to, (i) the  charter or by-laws of the Company,  (ii) the terms of any indenture  (other than,  solely with respect to the imposition of liens,  charges and  encumbrances  upon property or assets of the  Company or SCE  Funding  LLC,  the lien  created  by the  Indenture  in favor of the  Securities), contract, lease, mortgage, deed of trust, note agreement,  loan agreement or other agreement,  obligation, condition,  covenant  or  instrument  to which the  Company or SCE  Funding  LLC is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule,  regulation,  judgment,  order or decree  applicable  to the Company of any court,  regulatory  body,  administrative  agency,  governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties.

(l)      The  consolidated  historical  financial  statements  and  schedules  of the Company and its  consolidated subsidiaries  incorporated by reference in the Prospectus and the  Registration  Statement (the "Financial
         Statements")  present fairly in all material respects the financial  condition,  results of operations and cash  flows of the  Company  as of the dates  and for the  periods  indicated,  comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted  accounting  principles  applied on a consistent  basis  throughout the periods involved
         (except as otherwise noted  therein).  The selected  financial data set forth under the caption  "Selected
         Financial Data" in the Company's Form 10-K,  incorporated by reference in the Prospectus and  Registration
         Statement  fairly present,  on the basis stated in the Form 10-K, the information  included  therein.  The financial  information  included or  incorporated  in the  Prospectus  complies with the  requirements  of
         Regulation G and Item 10(e) of Regulation S-K under the Act.

(m)      Arthur  Andersen  LLP, who certified  certain  financial  statements  of the Company and its  consolidated subsidiaries  and delivered their report with respect to such audited  consolidated  financial  statements incorporated  by  reference  in  the  Prospectus  and  Registration  Statement,  were  independent  public accountants  with respect to the Company within the meaning of the Act and the applicable  published rules and  regulations  thereunder for the periods so reported prior to their  replacement by the Company on May
         8, 2002;  PricewaterhouseCoopers  LLP, who have certified certain financial  statements of the Company and its  consolidated  subsidiaries  and  delivered  their  report with  respect to the  audited  consolidated financial  statements and schedules for the year ended December 31, 2003  incorporated by reference in the
         Prospectus,  are independent  public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(n)      No action,  suit or proceeding  by or before any court or  governmental  agency,  authority or body or any arbitrator  involving the Company or any of its  subsidiaries  or its or their  property is pending or, to the best knowledge of the Company,  threatened  that  (i) could  reasonably be expected to have a material adverse  effect on the  performance  of this  Agreement  or the  consummation  of any of the  transactions contemplated  hereby or (ii) could  reasonably be expected to have a Material  Adverse  Effect,  except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(o)      The Company and its subsidiaries  maintain a system of internal  accounting controls sufficient to provide reasonable  assurance  that  (i) transactions  are executed in  accordance  with  management's  general or specific  authorizations;  (ii) transactions  are recorded as necessary to permit preparation of financial
         statements  in  conformity  with  generally   accepted   accounting   principles  and  to  maintain  asset
         accountability;  (iii) access  to assets is permitted  only in  accordance  with  management's  general or specific  authorization;  and (iv) the  recorded  accountability  for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(p)      Neither the Company  nor,  with  respect to (ii) below,  SCE Funding is in violation or default of (i) any provision of its charter or bylaws,  (ii) the terms of any indenture,  contract,  lease, mortgage, deed of trust, note agreement, loan agreement or other agreement,  obligation,  condition,  covenant or instrument to which it is a party or bound or to which its property is subject,  or  (iii) any  statute,  law,  rule, regulation,  judgment, order or decree of any court, regulatory body, administrative agency,  governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties,  as applicable  (except,  in the case of clauses (ii) and (iii),  for such violations or defaults as would not, in the aggregate, have a Material Adverse Effect).

(q)      The  Company  possesses  all  licenses,  certificates,  permits  and  other  authorizations  issued by the appropriate  national and local U.S. federal and state regulatory  authorities  necessary to conduct their respective  businesses,  and the  Company  has not  received  any notice of  proceedings  relating  to the revocation or  modification  of any such  certificate,  authorization  or permit  which,  singly or in the aggregate,  if the subject of an unfavorable  decision,  ruling or finding,  would have a Material Adverse
         Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(r)      The Company is (i) in compliance  with any and all  applicable  national and local U.S.  federal and state laws and regulations  relating to the protection of human health and safety,  the environment or hazardous or toxic substances or wastes,  pollutants or contaminants  ("Environmental  Laws"), (ii) has received and are in  compliance  with all  permits,  licenses  or other  approvals  required  of them under  applicable
         Environmental  Laws to conduct  their  respective  businesses  and  (iii) has  not received  notice of any actual or  potential  liability  for the  investigation  or  remediation  of any  disposal  or  release of hazardous or toxic  substances or wastes,  pollutants or  contaminants,  except where such  non-compliance with Environmental  Laws, failure to receive required permits,  licenses or other approvals,  or liability would  not have a  Material  Adverse  Effect,  except as set forth in or  contemplated  in the  Prospectus
         (exclusive of any supplement  thereto).  Except as set forth in the  Prospectus,  the Company has not been named as a "potentially responsible party" under the Comprehensive  Environmental Response,  Compensation,
         and Liability Act of 1980, as amended.

(s)      In the ordinary  course of its  business,  the Company  periodically  reviews the effect of  Environmental
         Laws on the business,  operations and properties of the Company,  in the course of which it identifies and evaluates  associated  costs and  liabilities  (including,  without  limitation,  any capital or operating expenditures  required for clean-up,  closure of properties or compliance with Environmental  Laws, or any permit,  license  or  approval,  any  related  constraints  on  operating  activities  and  any  potential liabilities to third  parties).  On the basis of such review,  the Company has  reasonably  concluded that such associated  costs and  liabilities  would not,  singly or in the aggregate,  have a Material  Adverse
         Effect, except as set forth in the Prospectus (exclusive of any supplement thereto).

(t)      No holders of  securities  of the Company have rights to the  registration  of such  securities  under the
         Registration Statement.

(u)      The Company  owns or leases all such  properties  as are  necessary  to the conduct of its  operations  as presently conducted.

(v)      The Company has not taken,  directly or  indirectly,  any action  designed to or that would  constitute or that might reasonably be expected to cause or result in, under the Exchange Act or  otherwise,  stabilization  or  manipulation  of the price of any security of the Company to facilitate the sale or resale of the Securities.

(w)      Except  as set  forth in the  Prospectus  (exclusive  of any  supplement  thereto),  the  minimum  funding standard under Section 302 of the Employee  Retirement  Income  Security Act of 1974, as amended,  and the regulations  and  published  interpretations  thereunder  ("ERISA"),  has been  satisfied by each "pension plan" (as  defined in Section  3(2) of ERISA)  which has been  established  or  maintained  by the Company and/or one or more of its  subsidiaries,  and the trust  forming  part of each such plan which is intended to be qualified  under Section 401 of the Code is so qualified;  each of the Company and its  subsidiaries has  fulfilled its  obligations,  if any,  under Section 515 of ERISA;  each pension plan and welfare plan established  or maintained by the Company and/or one or more of its  subsidiaries  is in compliance in all material  respects with the currently  applicable  provisions of ERISA; and neither the Company nor any of its  subsidiaries  has incurred or could  reasonably be expected to incur any withdrawal  liability  under
         Section 4201 of ERISA,  any liability  under Section 4062,  4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(x)      Except as disclosed in the  Registration  Statement and the Prospectus,  the Company (i) does not have any material  lending  or other  relationship  with any bank or  lending  affiliate  of the  Underwriters  and
         (ii) does  not intend to use any of the proceeds  from the sale of the  Securities  hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

(y)      There  is and has been no  failure  on the  part of the  Company  and any of the  Company's  directors  or officers,  in their  capacities as such, to comply with Section 401 of the Sarbanes  Oxley Act of 2002 and the rules and  regulations  promulgated  in connection  therewith  (the  "Sarbanes  Oxley Act") related to loans.

                  Any  certificate  signed by any officer of the Company and  delivered to the  Representatives  or counsel for the  Underwriters  in connection with the offering of the Securities  shall be deemed a  representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.       Purchase  and Sale.  Subject to the terms and  conditions  and in reliance  upon the  representations  and
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warranties  herein  set  forth,  the  Company  agrees to sell to each  Underwriter,  and each  Underwriter  agrees, severally and not jointly,  to purchase from the Company,  at a purchase  price of 99.960% of the principal  amount thereof, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

3.       Delivery  and Payment.  Delivery of and payment for the  Securities  shall be made at  10:00 AM,  New York
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City time,  on  December  13,  2004 or at such time on such later date not more than five  Business  Days after the foregoing date as the  Representatives  shall designate,  which date and time may be postponed by agreement between the  Representatives  and the  Company or as  provided  in Section 9 hereof  (such  date and time of  delivery  and payment for the Securities  being herein called the "Closing  Date").  Delivery of the Securities  shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several  Underwriters  through the  Representatives  of the purchase price thereof to or upon the order of the  Company by wire  transfer  payable in  same-day  funds to an account  specified  by the  Company.
Delivery of the  Securities  shall be made  through the  facilities  of The  Depository  Trust  Company  unless the
Representatives shall otherwise instruct.

4.       Offering  by  Underwriters.  It  is  understood  that  the  several  Underwriters  propose  to  offer  the
         ---------------------------
Securities for sale to the public as set forth in the Prospectus.

5.       Agreements.  The Company agrees with the several Underwriters that:
         -----------

(a)      The  Company  will use its best  efforts to cause the  Registration  Statement,  if not  effective  at the
         Execution  Time,  and any  amendment  thereof,  to  become  effective.  Prior  to the  termination  of the offering of the  Securities,  the Company  will not file any  amendment of the  Registration  Statement or supplement to the Prospectus or any Rule 462(b)  Registration  Statement  unless the Company has furnished you a copy for your review prior to filing and will not file any such  proposed  amendment  or  supplement to which you reasonably  object.  Subject to the foregoing  sentence,  if the  Registration  Statement has become or becomes  effective  pursuant to Rule 430A,  or filing of the  Prospectus  is otherwise  required under Rule 424(b),  the Company will cause the Prospectus,  properly completed, and any supplement thereto to be filed in a form  approved by the  Representatives  with the  Commission  pursuant to the  applicable paragraph of Rule 424(b)  within the time period prescribed and will provide evidence  satisfactory to the
         Representatives  of such timely  filing.  The Company will promptly  advise the  Representatives  (1) when the  Registration  Statement,  if not  effective  at the  Execution  Time,  shall have  become  effective,
         (2) when  the  Prospectus,  and any  supplement  thereto,  shall  have been filed (if  required)  with the
         Commission  pursuant to Rule 424(b) or when any Rule 462(b)  Registration  Statement shall have been filed with the Commission,  (3) when,  prior to termination of the offering of the Securities,  any amendment to the  Registration  Statement  shall  have been  filed or  become  effective,  (4) of  any  request  by the
         Commission or its staff for any amendment of the Registration Statement,  or any Rule 462(b)  Registration
         Statement,  or for  any  supplement  to the  Prospectus  or for any  additional  information,  (5) of  the issuance by the Commission of any stop order suspending the  effectiveness  of the Registration  Statement or the  institution  or  threatening  of any  proceeding  for that  purpose  and (6) of the receipt by the
         Company of any  notification  with respect to the  suspension of the  qualification  of the Securities for sale in any  jurisdiction  or the  institution or  threatening  of any  proceeding  for such purpose.  The
         Company  will use its best  efforts to prevent the  issuance of any such stop order or the  suspension  of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(b)      If, at any time when a prospectus  relating to the  Securities is required to be delivered  under the Act, any event  occurs as a result of which the  Prospectus  as then  supplemented  would  include  any  untrue statement of a material fact or omit to state any material fact necessary to make the  statements  therein in the light of the circumstances  under which they were made not misleading,  or if it shall be necessary to amend the  Registration  Statement or supplement  the Prospectus to comply with the Act or the Exchange
         Act or the respective rules thereunder, the Company promptly will (1) notify the  Representatives  of such event;  (2) prepare  and file with the  Commission,  subject to the second sentence of  paragraph (a)  of this Section 5,  an amendment or supplement  which will correct such statement or omission or effect such  compliance;  and  (3) supply any  supplemented  Prospectus to you in such quantities as you may reasonably request.

(c)      As soon as  practicable,  the Company will make  generally  available  to its security  holders and to the
         Representatives  an earnings  statement  or  statements  of the Company  and its  subsidiaries  which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(d)      The Company will furnish to the Representatives and counsel for the Underwriters,  without charge,  signed copies of the Registration  Statement  (including  exhibits  thereto) and to each other Underwriter a copy of the Registration  Statement  (without  exhibits thereto) and, so long as delivery of a prospectus by an
         Underwriter  or dealer may be required by the Act, as many copies of each  Preliminary  Prospectus and the
         Prospectus and any supplement  thereto as the  Representatives  may reasonably  request.  The Company will pay the expenses of printing or other production of all documents relating to the offering.

(e)      The Company will arrange,  if necessary,  for the  qualification of the Securities for sale under the laws of such jurisdictions as the  Representatives  may designate,  will maintain such qualifications in effect so long  as  required  for  the  distribution  of the  Securities  and  will  pay any fee of the  National
         Association of Securities Dealers,  Inc., in connection with its review of the offering;  provided that in no event shall the Company be  obligated  to qualify to do  business in any  jurisdiction  where it is not now so  qualified or to take any action that would  subject it to service of process in suits,  other than those  arising out of the offering or sale of the  Securities in any  jurisdiction  where it is not now so subject.

(f)      The Company will not, without the prior written consent of the  Representatives,  offer, sell, contract to sell,  pledge,  or  otherwise  dispose of, (or enter into any  transaction  which is designed to, or might reasonably  be  expected  to,  result in the  disposition  (whether  by actual  disposition  or  effective economic  disposition  due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity  with the  Company or any  affiliate  of the  Company)  directly  or  indirectly, including the filing (or  participation in the filing) of a registration  statement with the Commission in respect  of, or  establish  or  increase  a put  equivalent  position  or  liquidate  or  decrease  a call equivalent  position within the meaning of Section 16 of the Exchange Act, any debt  securities  issued or guaranteed  by the Company  (other than the  Securities)  or publicly  announce an intention to effect any such transaction for a period commencing on the date hereof and ending on the Closing Date.

(g)      The Company will not take,  directly or  indirectly,  any action  designed to or that would  constitute or that  might  reasonably  be  expected  to cause  or  result  in,  under  the  Exchange  Act or  otherwise, stabilization  or  manipulation  of the price of any  security  of the Company to  facilitate  the sale or resale of the Securities.

6.        Conditions to the  Obligations  of the  Underwriters.  The  obligations  of the  Underwriters  to
          -----------------------------------------------------
purchase the  Securities,  shall be subject to the accuracy of the  representations  and  warranties on the part of the Company  contained  herein as of the Execution  Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates  pursuant to the provisions  hereof,  to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)      If the  Registration  Statement  has  not  become  effective  prior  to the  Execution  Time,  unless  the
         Representatives  agree in writing to a later time, the  Registration  Statement will become  effective not later than (i) 6:00 PM New York City time, on the date of  determination  of the public offering price, if such  determination  occurred  at or prior to 3:00 PM New York City time on such date or  (ii) 9:30  AM on the  Business  Day  following  the  day on  which  the  public  offering  price  was  determined,  if such determination  occurred  after 3:00 PM New York City time on such date;  if filing of the  Prospectus,  or any supplement  thereto,  is required  pursuant to Rule 424(b),  the Prospectus,  and any such supplement, will be filed in the  manner  and  within  the time  period  required  by  Rule 424(b);  and no stop order suspending the  effectiveness of the Registration  Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)      The Company shall have requested and caused Kenneth  Stewart,  Assistant  General  Counsel of the Company,
         to have  furnished  to the  Representatives  his  opinion,  dated the Closing  Date and  addressed  to the
         Representatives, to the effect that:

(i)               The Company is a corporation  duly  incorporated,  validly existing and in good standing under the laws of the State of California;

(ii)              The Company has the corporate  power and authority to own and operate its property,  to lease the property it  operates  as  lessee  and to  conduct  the  business  in which it is  currently  engaged,  as described in the Prospectus;

(iii)             The Company has all requisite  corporate power and authority,  has taken all requisite  corporate  action, and has received and is in compliance with all governmental,  judicial and other  authorizations, approvals  and orders  necessary  to enter into and perform the  Underwriting  Agreement  and the
                  Supplemental Indenture and to offer, issue, sell and deliver the Securities;

(iv)              the Trust  Indenture  has been duly  authorized,  executed  and  delivered  by the Company and is a legal, valid, and binding instrument enforceable against the Company in accordance with its terms;

(v)               the  Supplemental  Indenture  has been duly  authorized,  executed  and  delivered by the Company and is a legal,  valid,  and binding  instrument  enforceable  against the Company in accordance  with its terms;

(vi)              the  Securities  have been duly  authorized  by the  Company  and,  when  executed  and  authenticated  in accordance  with  the  provisions  of  the  Indenture  and  delivered  to  and  paid  for  by the
                  Underwriters pursuant to this

                  Agreement,  will  constitute  legal,  valid,  and  binding  obligations  of the  Company entitled to the benefits of the Trust Indenture, as supplemented by the Supplemental Indenture;

(vii)             the Trust Indenture,  as supplemented by the Supplemental  Indenture,  creates a legally valid first lien, to the extent that it purports to be such, on the  properties  and assets of the Company  subject thereto,  securing,  among other things,  the  Securities,  subject to the  exceptions,  defects, qualifications  and other  matters set forth or referred to in the  Prospectus  and other matters that do not, in the opinion of such counsel, materially affect the security for the Securities;

(viii)            to the  knowledge of such  counsel,  there is no pending or  threatened  action,  suit or proceeding by or before any court or  governmental  agency,  authority  or body or any  arbitrator  involving  the
                  Company or any of its  subsidiaries  or its or their property  which is not adequately  disclosed in the  Prospectus,  except  in each  case  for  such  proceedings  that,  if the  subject  of an unfavorable  decision,  ruling or  finding,  would not  singly or in the  aggregate,  result in a material  adverse  change  in  the  condition  (financial  or  otherwise),  prospects,  earnings, business,  properties  or  results  of  operations  of the  Company,  and there is no  franchise, contract  or  other  document  of a  character  required  to be  described  in  the  Registration
                  Statement or Prospectus,  or to be filed as an exhibit  thereto,  which is not described or filed as required;  and the statements  included or incorporated  by reference in the Prospectus  under the headings "Legal Matters" and "Summary-- Southern  California  Edison Company" or incorporated by reference into the  Prospectus  from the sections  entitled  "Regulation"  and  "Environmental
                  Matters"  in the  Company's  Annual  Report on Form 10-K for the fiscal year ended  December  31,
                  2003, as supplemented by information  contained in the Company's  subsequent Quarterly Reports on
                  Form  10-Q  and  Current  Reports  on Form  8-K,  which  are  incorporated  by  reference  in the
                  Prospectus,  fairly  summarize the matters therein  described in all material  respects;  and the statements  set forth in the  Prospectus  Supplement  under  the  heading  "Certain  Terms of the
                  Bonds" and in the base prospectus  under the heading  "Description of the First Mortgage  Bonds,"
                  insofar as those statements purport to summarize certain  provisions of the Trust Indenture,  the
                  Supplemental Indenture and the Securities, are accurate summaries in all material respects;

(ix)              the  Registration  Statement has become  effective  under the Act; any required  filing of the Prospectus, and any supplements  thereto,  pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b);  to the knowledge of such counsel,  no stop order suspending the  effectiveness  of the  Registration  Statement  has been  issued,  no  proceedings  for that purpose have been  instituted or threatened  and the  Registration  Statement and the  Prospectus
                  (other than the financial  statements and other financial and statistical  information  contained therein,  as to which such  counsel  need  express no opinion)  comply as to form in all material respects with the applicable  requirements  of the Act, the Exchange Act and the Trust  Indenture
                  Act and the

                  respective  rules  thereunder;  and such  counsel  has no reason to believe  that on the
                  Effective Date or the date the  Registration  Statement was last deemed amended the  Registration
                  Statement  contained  any untrue  statement  of a material  fact or omitted to state any material fact required to be stated  therein or necessary to make the  statements  therein not  misleading or that the  Prospectus  as of its date and on the Closing  Date  included or includes any untrue statement of a material fact or omitted or omits to state a material  fact  necessary to make the statements  therein,  in the  light  of  the  circumstances  under  which  they  were  made,  not misleading  (in  each  case,  other  than  the  financial  statements  and  other  financial  and statistical information contained therein, as to which such counsel need express no opinion);

(x)               this Agreement has been duly authorized, executed and delivered by the Company;

(xi)              the  Company  is not  and,  after  giving  effect  to the  offering  and  sale of the  Securities  and the application of the proceeds  thereof as described in the  Prospectus,  will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

(xii)             no consent, approval,  authorization,  filing with or order of any court or governmental agency or body is required  in  connection  with the  transactions  contemplated  herein,  except such as have been obtained (i) under the Act, (ii) from the California  Public Utilities  Commission and (iii) such as may be required under the blue sky laws of any  jurisdiction  in connection  with the purchase and  distribution  of the  Securities  by the  Underwriters  in the manner  contemplated  in this
                  Agreement  and in the  Prospectus  and such other  approvals  (specified in such opinion) as have been obtained;

(xiii)            neither  the  execution  and  delivery of the  Indenture,  the issue and sale of the  Securities,  nor the consummation  of any other of the  transactions  herein  contemplated  nor the fulfillment of the terms hereof will conflict  with,  result in a breach or violation of, or imposition of any lien, charge or encumbrance  upon any property or assets of the Company  pursuant to,  (i) the  charter or by-laws of the Company,  (ii) the terms of any indenture  (other than,  solely with respect to the  disposition  of liens,  charges and  encumbrances  upon property or assets of the Company or
                  SCE  Funding  LLC,  the lien  created by the  Indenture  in favor of the  Securities),  contract, lease, mortgage,  deed of trust, note agreement,  loan agreement or other agreement,  obligation, condition,  covenant  or  instrument  to which the Company or SCE Funding LLC is a party or bound or to which its or their  property is subject,  or  (iii) any  statute,  law,  rule,  regulation,
                  judgment,   order  or  decree   applicable  to  the  Company  of  any  court,   regulatory  body,
                  administrative  agency,  governmental  body,  arbitrator or other authority  having  jurisdiction over the Company or any of its properties; and

(xiv)             no holders of  securities  of the Company have rights to the  registration  of such  securities  under the
                  Registration Statement.

         In rendering such opinion,  such counsel may rely (A) as to matters  involving the  application of laws of any  jurisdiction  other than the State of  California  or the Federal laws of the United  States,  to the extent he deems proper and specified in such  opinion,  upon the opinion of other counsel of good standing whom he believes to be reliable and who are  satisfactory  to counsel for the  Underwriters  and (B) as to matters of fact, to the extent he deems proper,  on  certificates  of responsible  officers of the Company
         and  public   officials.   Such  counsel  may  render  such  opinion   subject  to  such   exceptions  and
         qualifications  as are reasonable or customary under the  circumstances  and acceptable to counsel for the
         Underwriters.  References  to the  Prospectus  in this  paragraph (b)  shall also include any  supplements thereto at the Closing Date.

(c)      The  Representatives  shall have  received  from  Cleary,  Gottlieb,  Steen &  Hamilton,  counsel  for the
         Underwriters,  such opinion or opinions,  dated the Closing Date and addressed to the  Representatives  as the  Representatives  may  reasonably  require,  and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d)      The Company  shall have  furnished to the  Representatives  a  certificate  of the Company,  signed by the chief  financial  officer and the  controller  of the Company,  dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration  Statement,  the Prospectus,  any supplements to the Prospectus and this Agreement and that:

(i)               the  representations  and  warranties  of the Company in this  Agreement are true and correct on and as of the  Closing  Date  with the same  effect  as if made on the  Closing  Date and the  Company  has complied with all the  agreements  and  satisfied all the  conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)              no stop  order  suspending  the  effectiveness  of the  Registration  Statement  has  been  issued  and no proceedings  for that purpose have been  instituted or, to the Company's  knowledge,  threatened;
                  and

(iii)             since the date of the most recent  financial  statements  included or  incorporated  by  reference  in the
                  Prospectus  (exclusive of any supplement  thereto),  there has been no material adverse effect on the  condition  (financial  or  otherwise),  prospects,  earnings,  business or properties of the
                  Company and its subsidiaries,  taken as a whole,  whether or not arising from transactions in the ordinary  course  of  business,  except  as  set  forth  in or  contemplated  in  the  Prospectus
                  (exclusive of any supplement thereto).

(e)      The  Company  shall  have  requested  and  caused  PricewaterhouseCoopers  LLP to  have  furnished  to the
         Representatives,  at the Execution Time and at the Closing Date,  letters,  dated  respectively  as of the
         Execution  Time and as of the Closing  Date, in form and substance  satisfactory  to the  Representatives, confirming  that they are independent  accountants  within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim  financial  information of the Company for the  nine-month  period ended  September 30, 2004,  and as at September  30, 2004, in accordance  with
         Statement on Auditing Standards No. 100, stating in effect that:

(i)               in their  opinion  the  audited  financial  statements  and  financial  statement  schedules  included  or incorporated  by reference in the  Registration  Statement and the  Prospectus and reported on by them comply as to form in all material  respects with the applicable  accounting  requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii)              on the basis of a reading of the latest unaudited  financial  statements made available by the Company and
                  its  subsidiaries;   their  limited  review,  in  accordance  with  standards  established  under
                  Statement on Auditing  Standards No. 100, of the unaudited interim financial  information for the nine month period  ended  September  30, 2004,  and as at  September  30, 2004,  incorporated  by reference in the  Registration  Statement  and the  Prospectus;  carrying  out certain  specified procedures  (but not an examination in accordance  with generally  accepted  auditing  standards)
                  which would not  necessarily  reveal  matters of  significance  with  respect to the comments set forth in such  letter;  a reading of the minutes of the meetings of the  stockholders,  directors and the executive,  finance,  compensation and audit committees of the Company,  and inquiries of certain  officials of the Company who have  responsibility  for financial and accounting  matters of the Company and its  subsidiaries  as to  transactions  and events  subsequent to December 31,
                  2003, nothing came to their attention which caused them to believe that:

(1)                        any unaudited  financial  statements  included or incorporated by reference in the Registration  Statement and the  Prospectus do not comply as to form in all material  respects  with  applicable accounting  requirements of the Act and with the related rules and  regulations  adopted by the  Commission  with respect to financial  statements  included or  incorporated  by reference in quarterly  reports on Form 10-Q under the Exchange Act; and said  unaudited
                           financial   statements  are  not  in  conformity  with  generally  accepted   accounting
                           principles  applied  on a  basis  substantially  consistent  with  that  of the  audited
                           financial   statements  included  or  incorporated  by  reference  in  the  Registration
                           Statement and the Prospectus; or

(2)                        with respect to the period  subsequent to September 30, 2004, there were any changes,  at a specified date not more than five days prior to the date of the letter,  in the  long-term  debt of the
                           Company  and its  subsidiaries  or  common  stock of the  Company  or  decreases  in the consolidated  net  current  assets  (working  capital)  or  shareholders  equity  of the
                           Company as compared  with the amounts  shown on the  September  30,  2004,  consolidated balance sheet included or  incorporated by reference in the  Registration  Statement and the  Prospectus,  or for the period from  October 1, 2004 to the most  recent  month end for which the financial

                           statements  are  available  there  were any  decreases,  as  compared  with the corresponding  period in the preceding year and quarter in total consolidated  operating revenue,  operating  income,  net income before taxes or net income available for common stock of the  Company  and its  subsidiaries,  except in all  instances  for  changes or decreases  set forth in such letter,  in which case the letter shall be  accompanied  by an explanation  by the Company as to the  significance  thereof unless said  explanation is not deemed necessary by the Representatives; and

(iii)             they have performed  certain other specified  procedures as a result of which they determined that certain information  of an accounting,  financial or statistical  nature (which is limited to accounting, financial or statistical  information  derived from the general accounting records of the Company and its subsidiaries)  set forth in the Registration  Statement and the Prospectus and in Exhibit
                  12 to the  Registration  Statement,  including  the  information  set  forth  under  the  caption
                  "Selected  Financial  Information"  incorporated by reference in the Prospectus,  the information included or incorporated  by reference in Items 1, 2, 6, 7 and 11 of the Company's  Annual Report
                  on Form 10-K,  incorporated by reference in the  Registration  Statement and the Prospectus,  and
                  the  information  included in the  "Management's  Discussion and Analysis of Financial  Condition
                  and Results of  Operations"  included or  incorporated  by reference in the  Company's  Quarterly
                  Reports  on  Form 10-Q,   incorporated  by  reference  in  the  Registration  Statement  and  the
                  Prospectus,  agrees with the accounting  records of the Company and its  subsidiaries,  excluding any questions of legal interpretation.

                  References to the  Prospectus in this  paragraph (e) include any  supplement  thereto at the date of the letter.

(f)      Subsequent  to the  Execution  Time or,  if  earlier,  the dates as of which  information  is given in the
         Registration  Statement  (exclusive  of any  amendment  thereof)  and  the  Prospectus  (exclusive  of any supplement  thereto),  there  shall not have been (i) any change or  decrease  specified  in the letter or letters  referred to in paragraph (e) of this Section 6 or (ii) any change,  or any development  involving a prospective  change,  in or affecting the condition  (financial  or  otherwise),  earnings,  business or properties  of  the  Company  and  its  subsidiaries,  taken  as a  whole,  whether  or not  arising  from transactions  in  the  ordinary  course  of  business,  except  as set  forth  in or  contemplated  in the
         Prospectus  (exclusive of any supplement  thereto) the effect of which,  in any case referred to in clause
         (i) or (ii) above,  is, in the sole  judgment of the  Representatives,  so material and adverse as to make it impractical  or inadvisable to proceed with the offering or delivery of the Securities as  contemplated by the Registration  Statement  (exclusive of any amendment thereof) and the Prospectus  (exclusive of any supplement thereto).

(g)      Subsequent  to the  Execution  Time,  there  shall not have been any  decrease in the rating of any of the
         Company's debt securities by any "nationally  recognized  statistical rating organization" (as defined for purposes of  Rule 436(g)  under the Act) or any notice given of any intended or potential  decrease in any such  rating or of a possible  change in any such  rating  that does not  indicate  the  direction  of the possible change.

(h)               Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the  conditions  specified in this Section 6 shall not have been  fulfilled when and as provided in this  Agreement,  or if any of the  opinions  and  certificates  mentioned  above or  elsewhere in this
Agreement  shall not be reasonably  satisfactory in form and substance to the  Representatives  and counsel for the
Underwriters,  this Agreement and all obligations of the Underwriters  hereunder may be canceled at, or at any time prior to, the Closing Date by the  Representatives.  Notice of such  cancellation  shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The  documents  required to be  delivered by this  Section 6  shall be delivered at the office of
Cleary,  Gottlieb,  Steen & Hamilton,  counsel for the  Underwriters,  at One Liberty  Plaza,  New York, NY, on the
Closing Date.

7.       Reimbursement  of  Underwriters'  Expenses.  If the sale of the  Securities  provided  for  herein  is not
         -------------------------------------------
consummated  because any  condition to the  obligations  of the  Underwriters  set forth in Section 6 hereof is not satisfied,  because of any  termination  pursuant to  Section 10  hereof or because of any  refusal,  inability  or failure on the part of the Company to perform any agreement  herein or comply with any provision  hereof other than by reason of a default by any of the  Underwriters,  the Company will reimburse the Underwriters  severally through
Citigroup  Global  Markets  Inc.  on  demand  for  all  out-of-pocket   expenses  (including  reasonable  fees  and
disbursements  of counsel) that shall have been incurred by them in connection with the proposed  purchase and sale of the Securities.

8.       Indemnification   and  Contribution.   (a)  The  Company  agrees  to  indemnify  and  hold  harmless  each
         ------------------------------------
Underwriter,  the directors,  officers,  employees and agents of each  Underwriter and each person who controls any
Underwriter  within the meaning of either the Act or the Exchange Act against any and all losses,  claims,  damages or liabilities,  joint or several,  to which they or any of them may become subject under the Act, the Exchange Act or other  Federal or state  statutory  law or  regulation,  at common  law or  otherwise,  insofar as such  losses, claims,  damages  or  liabilities  (or  actions  in  respect  thereof)  arise out of, or are based  upon any untrue statement  or  alleged  untrue  statement  of a material  fact  contained  in the  registration  statement  for the registration of the Securities as originally filed or in any amendment  thereof,  or in any Preliminary  Prospectus or the  Prospectus,  or in any  amendment  thereof  or  supplement  thereto,  or arise out of or are based upon the omission or alleged  omission to state therein a material  fact required to be stated  therein or necessary to make the statements therein not misleading,  and agrees to reimburse each such indemnified  party, as incurred,  for any legal or other expenses  reasonably  incurred by them in connection with  investigating or defending any such loss, claim,  damage,  liability or action;  provided,  however,  that the Company will not be liable in any such case to the  extent  that any such  loss,  claim,  damage  or  liability  arises  out of or is based  upon any such  untrue statement  or alleged  untrue  statement  or  omission or alleged  omission  made  therein in reliance  upon and in conformity  with  written  information  furnished  to the  Company by or on behalf of any  Underwriter  through the
Representatives  specifically  for  inclusion  therein.  This  indemnity  agreement  will  be in  addition  to  any liability which the Company may otherwise have.

(b)       Each  Underwriter  severally  and not jointly  agrees to indemnify and hold harmless the Company, each of its  directors,  each of its officers who signs the  Registration  Statement,  and each person who controls the  Company  within  the  meaning of either  the Act or the  Exchange  Act,  to the same  extent as the  foregoing indemnity from the Company to each  Underwriter,  but only with reference to written  information  relating to such
Underwriter  furnished to the Company by or on behalf of such Underwriter through the Representatives  specifically for  inclusion in the  documents  referred to in the  foregoing  indemnity.  This  indemnity  agreement  will be in addition to any liability which any Underwriter  may otherwise have. The Company  acknowledges  that the statements set forth in the last  paragraph of the cover page  regarding  delivery of the  Securities  and,  under the heading
"Underwriting,"  (i) the list of Underwriters  and their  respective  participation  in the sale of the Securities,
(ii) the  sentences  related to concessions and  reallowances  and (iii) the  paragraph  related to  stabilization, syndicate covering  transactions and penalty bids in any Preliminary  Prospectus and the Prospectus  constitute the only  information  furnished  in  writing  by or on  behalf  of  the  several  Underwriters  for  inclusion  in any
Preliminary Prospectus or the Prospectus.

(c)      Promptly after receipt by an indemnified  party under this Section 8 of notice of the  commencement of any action,  such indemnified  party will, if a claim in respect thereof is to be made against the  indemnifying  party under this Section 8, notify the indemnifying party in writing of the commencement  thereof;  but the failure so to notify the  indemnifying  party (i) will not relieve it from liability under  paragraph (a) or (b) above unless and to the  extent it did not  otherwise  learn of such  action  and such  failure  results  in the  forfeiture  by the indemnifying  party of substantial  rights and defenses and (ii) will not, in any event,  relieve the  indemnifying party  from any  obligations  to any  indemnified  party  other than the  indemnification  obligation  provided  in paragraph (a)  or (b) above.  The  indemnifying  party  shall be entitled  to appoint  counsel of the  indemnifying party's  choice at the  indemnifying  party's  expense to represent the  indemnified  party in any action for which indemnification  is sought (in which case the  indemnifying  party shall not thereafter be responsible for the fees and expenses of any separate  counsel  retained by the  indemnified  party or parties  except as set forth  below);
provided,  however,  that  such  counsel  shall be  satisfactory  to the  indemnified  party.  Notwithstanding  the
--------   -------
indemnifying  party's election to appoint counsel to represent the indemnified party in an action,  the indemnified party shall have the right to employ separate counsel  (including local counsel),  and the indemnifying party shall bear the  reasonable  fees,  costs and expenses of such  separate  counsel if (i) the use of counsel  chosen by the indemnifying  party to  represent  the  indemnified  party would  present such counsel with a conflict of interest,
(ii) the actual or potential  defendants in, or targets of, any such action include both the indemnified  party and the indemnifying  party and the indemnified party shall have reasonably  concluded that there may be legal defenses available to it and/or other  indemnified  parties which are different from or additional to those available to the indemnifying party,  (iii) the  indemnifying party shall not have employed counsel  satisfactory to the indemnified party to represent the  indemnified  party within a reasonable  time after notice of the institution of such action or (iv) the  indemnifying  party shall authorize the indemnified party to employ separate counsel at the expense of the  indemnifying  party.  An  indemnifying  party will not,  without the prior written  consent of the indemnified parties,  settle or  compromise  or consent to the entry of any judgment  with respect to any pending or threatened claim,  action,  suit or proceeding in respect of which  indemnification  or contribution  may be sought  hereunder
(whether  or not the  indemnified  parties  are actual or  potential  parties to such claim or action)  unless such settlement,

compromise  or consent  includes  an  unconditional  release of each  indemnified  party from all liability arising out of such claim, action, suit or proceeding.

(d)      In the event that the indemnity  provided in  paragraph (a)  or (b) of this Section 8 is unavailable to or insufficient  to hold harmless an  indemnified  party for any reason,  the Company and the  Underwriters  severally agree to contribute to the aggregate  losses,  claims,  damages and liabilities  (including legal or other expenses reasonably  incurred in connection  with  investigating  or defending  same)  (collectively  "Losses") to which the
Company and one or more of the  Underwriters  may be subject in such  proportion as is  appropriate  to reflect the relative  benefits  received by the Company on the one hand and by the  Underwriters on the other from the offering of the  Securities;  provided,  however,  that in no case shall any  Underwriter  (except as may be provided in any
                     --------   -------
agreement  among  underwriters  relating to the offering of the Securities) be responsible for any amount in excess of the underwriting  discount or commission  applicable to the Securities purchased by such Underwriter  hereunder.
If the allocation  provided by the immediately  preceding  sentence is unavailable for any reason,  the Company and the  Underwriters  severally  shall  contribute  in such  proportion  as is  appropriate  to reflect  not only such relative  benefits but also the relative fault of the Company on the one hand and of the  Underwriters on the other in  connection  with the  statements  or  omissions  which  resulted in such  Losses as well as any other  relevant equitable  considerations.  Benefits  received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting  expenses)  received by it, and benefits received by the Underwriters  shall be deemed to be equal to the total  underwriting  discounts  and  commissions,  in each case as set forth on the cover page of the  Prospectus.  Relative  fault shall be  determined  by reference  to, among other  things,  whether any untrue or any alleged untrue  statement of a material fact or the omission or alleged  omission to state a material fact relates to information  provided by the Company on the one hand or the  Underwriters on the other,  the intent of the parties and their  relative  knowledge,  access to  information  and  opportunity to correct or prevent such untrue  statement or omission.  The Company and the  Underwriters  agree that it would not be just and equitable if contribution  were determined by pro rata allocation or any other method of allocation  which does not take account of the  equitable  considerations  referred to above.  Notwithstanding  the  provisions of this  paragraph (d),  no person  guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Act) shall be entitled to  contribution  from any person who was not guilty of such  fraudulent  misrepresentation.  For  purposes of this
Section 8, each person who  controls an  Underwriter  within the meaning of either the Act or the  Exchange Act and each director,  officer,  employee and agent of an Underwriter  shall have the same rights to  contribution as such
Underwriter,  and each person who  controls the Company  within the meaning of either the Act or the Exchange  Act, each  officer of the Company  who shall have signed the  Registration  Statement  and each  director of the Company shall  have the same  rights to  contribution  as the  Company,  subject in each case to the  applicable  terms and conditions of this paragraph (d).

9.       Default by an  Underwriter.  If any one or more  Underwriters  shall fail to  purchase  and pay for any of
         ---------------------------
the Securities  agreed to be purchased by such  Underwriter or Underwriters  hereunder and such failure to purchase shall  constitute a default in the  performance of its or their  obligations  under this  Agreement,  the remaining
Underwriters  shall  be  obligated  severally  to take up and pay for  (in the  respective  proportions  which  the principal  amount of  Securities  set forth  opposite  their  names in  Schedule  I hereto  bears to the  aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the

Securities  which the  defaulting  Underwriter  or  Underwriters  agreed but failed to  purchase;
provided,  however,  that in the event that the  aggregate  principal  amount of  Securities  which the  defaulting
--------   -------
Underwriter or  Underwriters  agreed but failed to purchase shall exceed 10% of the aggregate  principal  amount of
Securities set forth in Schedule I  hereto,  the remaining  Underwriters  shall have the right to purchase all, but shall not be under any obligation to purchase any, of the  Securities,  and if such  nondefaulting  Underwriters do not purchase all the Securities,  this Agreement will terminate without liability to any nondefaulting  Underwriter or the  Company.  In the event of a default by any  Underwriter  as set forth in this  Section 9, the Closing  Date shall be postponed for such period,  not exceeding five Business Days, as the  Representatives  shall  determine in order that the required  changes in the  Registration  Statement and the  Prospectus  or in any other  documents or arrangements  may be effected.  Nothing  contained in this Agreement  shall relieve any  defaulting  Underwriter of its  liability,  if any, to the Company and any  nondefaulting  Underwriter  for damages  occasioned by its default hereunder.

10.      Termination.  This  Agreement  shall  be  subject  to  termination  in  the  absolute  discretion  of  the
         ------------
Representatives,  by notice  given to the Company  prior to delivery of and payment for the  Securities,  if at any time prior to such time (i) trading in the Company's  Common Stock shall have been  suspended by the  Commission or the New York  Stock  Exchange or trading in  securities  generally on the New York Stock  Exchange  shall have been suspended or limited or minimum  prices shall have been  established on such  Exchange,  (ii) a banking  moratorium shall have been declared  either by Federal or New York State  authorities or  (iii) there  shall have occurred any outbreak or escalation of  hostilities,  declaration by the United States of a national  emergency or war, or other calamity  or crisis the effect of which on  financial  markets is such as to make it, in the sole  judgment  of the
Representatives,  impractical  or  inadvisable  to proceed  with the  offering  or delivery  of the  Securities  as contemplated by the Prospectus (exclusive of any supplement thereto).

11.      Representations  and  Indemnities to Survive.  The  respective  agreements,  representations,  warranties,
         ---------------------------------------------
indemnities  and other  statements  of the Company or its  officers  and of the  Underwriters  set forth in or made pursuant to this  Agreement  will remain in full force and effect,  regardless of any  investigation  made by or on behalf of any  Underwriter  or the Company or any of the  officers,  directors,  employees,  agents or  controlling persons  referred  to in Section 8 hereof,  and will  survive  delivery  of and  payment  for the  Securities.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.      Notices.  All communications  hereunder will be in writing and effective only on receipt,  and, if sent to
         --------
the Representatives,  will be mailed,  delivered or sent by facsimile  transmission to the Citigroup Global Markets
Inc.  General  Counsel (fax no.: (212)  816-7912) and confirmed to the General  Counsel,  Citigroup  Global Markets
Inc., at 388 Greenwich Street,  New York, New York, 10013 Attention:  General Counsel;  or, if sent to the Company, will be mailed,  delivered or sent by facsimile  transmission  to Southern  California  Edison  Company,  Assistant
Treasurer,  2244 Walnut Grove Ave.,  Rosemead,  CA 91770 (fax no. (626) 302-1472) and confirmed to the attention of the General Counsel at the same address, c/o Kenneth Stewart (fax no. (626) 302-4106).

13.      Successors.  This  Agreement  will  inure to the  benefit of and be binding  upon the  parties  hereto and
         -----------
their respective successors and the officers, directors, employees,

agents and  controlling  persons  referred to in Section 8 hereof,  and no other person will have any right or obligation hereunder.

14.      Applicable  Law.  This  Agreement  will be governed by and  construed in  accordance  with the laws of the
         ----------------
State of New York applicable to contracts made and to be performed within the State of New York.

15.      Counterparts.  This Agreement may be signed in one or more  counterparts,  each of which shall  constitute
         ------------
an original and all of which together shall constitute one and the same agreement.

16.      Headings.  The  section  headings  used  herein  are  for  convenience  only  and  shall  not  affect  the
        ---------
construction hereof.

17.      Definitions.  The terms which follow, when used in this Agreement, shall have the meanings indicated.
         ------------

                  "Act" shall mean the  Securities  Act of 1933, as amended,  and the rules and  regulations of the
         Commission promulgated thereunder.

                  "Business  Day" shall mean any  day other  than a Saturday,  a Sunday or a legal holiday or a day on which banking  institutions  or trust companies are authorized or obligated by law to close in New York
         City.

                  "Commission" shall mean the Securities and Exchange Commission.

                  "Effective  Date"  shall  mean  each  date  and  time  that  the  Registration   Statement,   any
         post-effective  amendment or  amendments  thereto and any  Rule 462(b)  Registration  Statement  became or become effective.

                  "Exchange  Act" shall mean the  Securities  Exchange Act of 1934,  as amended,  and the rules and regulations of the Commission promulgated thereunder.

                  "Execution  Time" shall mean the date and time that this  Agreement is executed and  delivered by the parties hereto.

                  "Material  Adverse  Effect"  shall  mean,  with  respect  to the  Company,  any  effect  that  is
         materially  adverse  to  the  condition  (financial  or  otherwise),   prospects,  earnings,  business  or
         properties  of  the  Company  and  its  subsidiaries,  taken  as a  whole,  whether  or not  arising  from transactions in the ordinary course of business.

                  "Preliminary  Prospectus"  shall mean any preliminary  prospectus  referred to in  paragraph 1(a)
         above and any preliminary  prospectus  included in the  Registration  Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus"  shall mean the prospectus  relating to the Securities  that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b)

         is required,  shall mean the form of final prospectus  relating to the Securities included in the
         Registration Statement at the Effective Date.

                  "Registration  Statement" shall mean the  registration  statement  referred to in  paragraph 1(a)
         above,  including  exhibits  and  financial  statements,  as amended  at the  Execution  Time (or,  if not effective at the  Execution  Time, in the form in which it shall become  effective)  and, in the event any post-effective  amendment  thereto or any Rule 462(b)  Registration  Statement  becomes effective prior to the  Closing  Date,  shall  also  mean such  registration  statement  as so  amended  or such  Rule 462(b)
         Registration  Statement,  as the case may be. Such term shall include any Rule 430A  Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A  Information"  shall mean  information with respect to the Securities and the offering thereof  permitted to be omitted from the  Registration  Statement when it becomes  effective  pursuant to
         Rule 430A.

                  "Rule 462(b)  Registration  Statement"  shall mean a  registration  statement and any  amendments thereto filed  pursuant to  Rule 462(b)  relating to the offering  covered by the  registration  statement referred to in Section 1(a) hereof.

                  "Trust  Indenture Act" shall mean the Trust Indenture Act of 1939, as amended,  and the rules and regulations of the Commission promulgated thereunder.

                  If the foregoing is in  accordance  with your  understanding  of our  agreement,  please sign and return to us the enclosed  duplicate  hereof,  whereupon this letter and your acceptance  shall represent a binding agreement among the Company and the several Underwriters.

                                                              Very truly yours,

                                                              SOUTHERN CALIFORNIA EDISON COMPANY

                                                              By:          /s/ Mary Simpson

                                                                  -------------------------------------------------
                                                                  Name:  Mary Simpson
                                                                  Title: Assistant Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:           /s/ Damien Mitchell
     ----------------------------------------------
     Name: Damien Mitchell
     Title:   Vice President

                                                    SCHEDULE I
                                                    ----------

                                                                         Principal Amount of 2004H Bonds to
                                                                                         be
Underwriter                                                                           Purchased
-----------                                                                           ---------

Citigroup Global Markets Inc...................................                     $150,000,000
`                                                                                   ------------
          Total................................................                     $150,000,000
                                                                                    ============

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